UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 18, 2005
                                                         ----------------


                                  CARMAX, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


  Virginia                         1-31420                     54-1821055
--------------------------------------------------------------------------------
(State or other                  (Commission                  (IRS Employer
 jurisdiction                     File No.)                Identification No.)
of incorporation)


    4900 Cox Road, Glen Allen, Virginia                             23060
--------------------------------------------------------------------------------
   (Address of principal executive offices)                       (Zip Code)


        Registrant's telephone number, including area code: 804-747-0422
                                                            ------------

                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03          Amendments to Articles of Incorporation or Bylaws;
---------          --------------------------------------------------
                   Change in Fiscal Year.
                   ----------------------

                   On January 18, 2005, the Board of Directors of CarMax, Inc. ("the Company") approved an amendment to the final sentence of Section 1.8 of the Company's Amended and Restated Bylaws ("the Bylaws"). The full text of the Bylaws, as amended and restated January 18, 2005, is attached as Exhibit 3.1 to this report and is incorporated by reference into this Item 5.03. The revised Bylaws now allow either the chairman of a meeting of the Company's shareholders or a majority of the shares represented at a meeting of the Company's shareholders to adjourn the meeting.


Item 9.01          Financial Statements and Exhibits
---------          ---------------------------------

(c) Exhibits       The following exhibit is being furnished pursuant to
                   Item 5.03 above.

         3.1       CarMax, Inc. Bylaws, as amended and restated
                   January 18, 2005, filed herewith.

                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CARMAX, INC.


                                    By:      /s/ Keith D. Browning
                                             ---------------------
                                             Keith D. Browning
                                             Executive Vice President
                                             and Chief Financial Officer





Date:  January 21, 2005

                                INDEX TO EXHIBITS




Exhibit
Number                               Exhibit
-------                              -------



  3.1 CarMax, Inc. Bylaws, as amended and restated January 18, 2005, filed herewith.